Exhibit 99.1

7100 Holladay Tyler Road, Glenn Dale, MD 20769	www.tvicorp.com

TVI Corporation Announces NASDAQ Delisting Notification

Glenn Dale, MD – April 7, 2009 – TVI Corporation (NASDAQ: TVIN), an international supplier of military and civilian emergency first responder and first receiver products, personal protection products and quick-erect shelter systems, today announced that it was notified by The NASDAQ Stock Market on April 1, 2009 that NASDAQ will suspend and delist trading of the Company’s common stock on the NASDAQ Stock Market, effective at the opening of business on April 13, 2009 in accordance with NASDAQ Marketplace Rules 4300 and IM-4300.  The notification also stated that NASDAQ will file a Form 25-NSE with the Securities and Exchange Commission to remove the Company’s securities from listing and registration on The NASDAQ Stock Market.

NASDAQ provided the following reasons for the delisting of TVI’s common stock: (i) the Company’s filing of voluntary bankruptcy petitions seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code, (ii) concerns regarding the residual equity interest of the existing listed securities holders, and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on The NASDAQ Stock Market.  The Company has determined that it will not appeal NASDAQ’s determination to delist TVI’s securities.

About TVI Corporation

TVI Corporation designs, manufactures and supplies Decontamination, Command and Control, Airborne Infection Isolation, and Mobile Surge Capacity Shelters, Systems and Accessories including generators, trailers and water heaters.  TVI also offers a complete line of NIOSH approved Powered Air Purifying Respirators (PAPR), with multiple headpiece and other filter cartridge options.  TVI products serve a variety of markets, including the first responder, fire, law enforcement, healthcare/first receiver, government, military, industrial and commercial.

The TVI designation is a registered trademark of TVI Corporation.  All other company and product names mentioned above are trade names and/or trademarks of their respective owners.  For more information concerning TVI, please visit the Company at: www.tvicorp.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve expectations, beliefs, plans, intentions or strategies regarding the future and may be identified by the use of forward-looking words or phrases such as “should,” “will,” “anticipate,” “believe,” “intend,” “expect,” “seek,” “might result,” “continue,” “estimate” and others of similar import.  Such forward-looking statements are based on information available to TVI as of the date hereof, are not guarantees of future performance, as actual results could differ materially from our current expectations, and are subject to risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements.  Such risks and uncertainties include risks associated with our existing defaults under our existing lending agreements, a potential deterioration of our business due to our restructuring efforts, reduced demand for our products or other factors, a potential that the DIP financing will not be made available to us on the terms upon which they have been committed or at all, a potential deterioration of the economic climate in general or with respect to the markets in which we operate, risks associated with new business investments, acquisitions, competition and seasonality and the other risks discussed in the Company’s Annual Report on Form 10-K and other filings made with the Securities and Exchange Commission (which are available from the Company or at http://www.sec.gov), which discussions are incorporated in this release by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release.  After the issuance of this release, the Company might come to believe that certain forward-looking statements contained in this release are no longer accurate.  The Company shall not have any obligation to release publicly any corrections or revisions to any forward-looking statements contained in this release.

Contacts:

TVI Corporation

Harley A. Hughes, President and Chief Executive Officer

(301) 352-8800

Sharon Merrill Associates

Jim Buckley, Executive Vice President

(617) 542-5300